FORTIS ADVANTAGE PORTFOLIOS, INC.
(Asset Allocation Portfolio)

FORTIS EQUITY PORTFOLIOS, INC.
(Capital Fund and Growth & Income Fund)

FORTIS FIDUCIARY FUND, INC.

Prospectus Supplement dated February 5, 1997 to page 19 of the Stock Fund Prospectus dated January 1, 1997

Capital Fund, Growth & Income Fund, Fiduciary Fund and
Asset Allocation Portfolios, have also been managed by Charles Mehlhouse since May 1996. Prior to joining
Fortis, Mr. Mehlhouse had been a portfolio manager for Marshall & Isley Bank Corporation, Milwaukee, Wisconsin, since May 1993. Prior to May 1993 he was a portfolio manager for Texas Commerce Bank, Houston, Texas.